Exhibit 99.2

Harnessing the Power of Proteomics LEADING AI - DATA DRIVEN PROTEIN PLATFORM Global commercial and technological leader for bio - pharma and clinical protein discovery, measurement and interpretation November 2021

Forward Looking Statements ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 2 Certain information, particularly relating to the future of Somalogic , our strategy, our product development plans, and the size and growth potential of the markets for our products and services, constitute forward - looking statements within the meaning of the Private Securities Litiga tion Reform Act. Forward - looking statements may generally contain words such as “believe,” “may,” “could,” “will,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “intend,” “indicate,” “plan,” “project,” “expect,” “should,” “would,” or “assume” or variations of such words or oth er words with similar meanings. We caution that these forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over t ime and may cause actual results to differ materially from the results discussed in the forward - looking statements. These risks and uncertainties include our ability to obtain and maintain regulatory approvals, changes in applicable laws or reg ulations, changes in the life sciences industry, our ability to raising sufficient financing as and when needed; our ability to maintain existing lice nse agreements and manufacturing arrangements, our ability to protect our intellectual property, competitive risks, and those other risk factors id entified in the “Risk Factors” section of the Prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2021, as well as subse que nt annual and periodic reports filed with the Securities and Exchange Commission, all of which are available at www.sec.gov and www.somalog ic. com. Forward - looking statements are based on current expectations and assumptions and currently available data and are neither predic tions nor guarantees of future events or performance. Current results may not be predictive of future results. You should not place considerable reliance on forward - looking statements which speak only as of the date hereof. We do not undertake to update or revise any forward - looking statements after they are made, whether as a result of new informati on, future events, or otherwise, except as required by applicable law.

somalogic

An evolutionarily advanced technology platform, database and bioinformatics capability

Market-validated - more than 300 customers and collaborators

Proteomics enablement leader –7000 proteins, moving to 10,000

Proteomics knowledge leadership with launch of clinical diagnostic applications

Significant technology trajectory and revenue acceleration ahead

© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
3

Genomics Are The Blueprint, But Proteomics Are Dynamic Structure And Function

Genomics provides the code, but proteins are the primary functional and structural molecules of life.

We have been able to read DNA to full genome coverage at ever decreasing cost and increasing speed.

However, we have not—until SomaLogic—been able to measure a sufficient number of proteins (thousands) simultaneously to obtain a "signal" and understand it.



DNA
Hereditary material that encodes functional biological molecules
ONE AND DONE
~20KGenes
Is this missing a "
mRNA
Molecule that carries DNA "directions for protein synthesis
~200K Transcripts
Proteins
Primary functional and structural molecules for all biological processes
REPEAT REGULARLY
>1M Proteins
~10% HUMAN PROTEOME TRANSLATED
STATIC
DYNAMIC

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 4

Leader in Enormous Untapped Proteomics Market

EXPANDING PROTEOMICS AND GENOMICS MARKETS VIA UNBIASED, DEEP, AND RAPID PROTEOMICS AT SCALE


~$90B
Total Available Market
$30B
BASIC RESEARCH & DISCOVERY
$40B
DIAGNOSTIC APPLICATIONS
$20B
TRANSLATIONAL RESEARCH & BIOPHARMA DEVELOPMENT

somalogic

© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.

5

Proteomics Leader: Significant First Mover Advantage 6 ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 20 YEARS 250 PUBLICATIONS ESTABLISHED INDUSTRY ADOPTION | RAPIDLY GROWING REVENUE BASE & DEEP DIAGNOSTIC PIPELINE MOST SAMPLES FIRST CLINICAL TESTS IN MARKET LARGEST CUSTOMER BASE 300 + CUSTOMERS $ 550 M + 450 K SAMPLES INVESTED $ 55 M REVENUE 2020 CAGR NEXT 5 YEARS 10 x SIZE DATABASE (than nearest competitor) + 100 FIRST - IN - CLASS PROTEIN PATTERNS 20 VALIDATED CLINICAL TESTS 40% + 250 K DEEP CLINICAL SAMPLE

The Leading Proteomics Platform

TECHNOLOGY

- Proprietary aptamers ~700 patents issued or pending
- Largest panels in the industry by 4.5x
- 7,000+ plex today → 10,000 in 2022
- Unparalleled sensitivity/specificity, dynamic range, reproducibility & scale
- No upper limit to number that can be created (1.2 x 1,064 possible shapes)

PROPRIETARY | BROAD | DEEP SENSITIVE | SPECIFIC

DATABASE

- Largest proteomics database with deepest understanding of the proteome
- 450,000+ samples growing to 1.5M+ by 2024
- 80% of samples on 5,000+ plex
- 40% annotated with clinical data
- Biobank contracts and unique access
- Clinical partnerships expand database and fuel test development
- Unmatched regulatory resource

SCALE | TIME | INPUTS KNOWLEDGE

AI-POWERED BIOINFORMATICS STACK

- 10+ year track record of protein data product development
- Access to >1B protein measurements and 15M clinical data points
- Bespoke protein bioinformatics capabilities → proteomic bioinformatics and analytics as a service (expands business model and customer access)
- Artificial Intelligence and machine learning expertise

AI-POWERED | APPLICATION ANALYSIS | DEVELOPMENT

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
7

SomaLogic's Technology

ADDRESSING KEY COMMERCIAL PROTEOMICS CHALLENGES

- Proven ability to measure >7000 proteins in a single sample from small biologic sample (30µl)
- Capability to run assays simultaneously, at high throughput
- Established CLIA/CAP certified lab infrastructure
- Highly scalable, reproducible and market validated



somalogic
Antibodies
Nanobeads / Mass Spec.
Protein Sequencing
BREADTH
DEPTH
SPEED
COST
SCALABILITY
REPRODUCIBILITY
LOW SAMPLE SIZE
DETECTION
YES
OPPORTUNITY
PARTIAL
NO

somalogic
© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
8

Platform Breeds Virtuous Cycle of Value Creation



Data
TECHNOLOGY
BIOINFORMATICS STACK
DATABASE
BioBank
BioPharma & Research Business
Drug Discovery Engine
Clinical Trial Tools
Life Sciences Research Market
Companion Diagnostics
Clinical Diagnostics Business
10 Tests Launched
Pipeline of 100+ First-in-class Tests
20 Validated Tests

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.

9

Industry Evolution: From Enabler to Applications to Integrated Platforms

EMERGING EVOLUTION OF PROTEOMIC COMPANIES FOLLOWING GENOMICS TRAJECTORY



Total commercial opportunity
GENOMICS ENABLING
10x GENOMICS
illumina
GRAIL
~$75B current market cap
GENOMICS APPLICATIONS
Adaptive
INVITAE
natera
GUARDANT
EXACT SCIENCES
veracyte
Thrive
~$65B current market cap
~$70B Genomic TAM
DYNAMIC
PROTEOMICS ENABLERS
nautilus
olink
Quanterix
seer
QuantumSi
~$10B current market cap
FULL-SPECTRUM PROTEOMICS PLATFORM
somalogic
SomaLogic has the broadest technological capability and substantial first mover advantage in proteomics to not just enable to apply to clinical diagnostics, capturing both ends of the market
~$90B Proteomics TAM

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.

10

An Enabler and Applications Company Traversing Enormous Market Segments

SomaLogic Research

SomaLogic Research – Broad Offering Across Basic and Translational Research Market

WHAT WE OFFER THE LIFE SCIENCES RESEARCH MARKET


BASIC RESEARCH & DISCOVERY
$30B
TRANSLATIONAL RESEARCH & BIOPHARMA DEVELOPMENT
$20B
GENOMIC & PROTEOMIC DISCOVERY
DRUG | VACCINE TARGET ID & DEVELOPMENT
NEW BIOLOGIC INSIGHTS
PQTL TARGETS
COMPANION & COMPLEMENTARY DIAGNOSTICS
CLINICAL TRIALS

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
12

300+ Deep Industry Partnerships Built Up Over 20 Years

RECENT BUSINESS MOMENTUM AND VALIDATION

Yale University
Johns Hopkins University
University of Cambridge
Beth Israel Lahey Health
Beth Israel Deaconess Medical Center
Massachusetts General Hospital
Leeds Centre for Personalised Medicine and Health
MedImmune
Quest Diagnostics
Agilent Technologies
deCODE genetics
National Jewish Health
BIOAGE
Dana-Farber Cancer Institute
Momenta
OncoCyte
ALECTOR
MERCK

AMGEN

$24M sample deal 2020-2021

Desire to "co-develop" Amgen tests of interest on SomaLogic platform

July 2020

BILL & MELINDA GATES foundation

Gates funded COVID19 research samples ($1M renewable grant from the $125M grant program)

Other research with Gates (maternal health, child nutrition in medically developing world).

July 2021

NOVARTIS

Ten-year deal to use SomaLogic's platform for drug development

Sample commitments of >60-70K/yr over the next several years (long-term revenue visibility)

Late 2019

P&G
VERTEX
Penn
Bristol-Myers Squibb
Lilly
University of California
novo nordisk
ucb
ALKAHEST
Celgene
Janssen
Erasmus MC
UCSF
NEC
Otsuka

ACADEMIC LABS | CLINICAL COMMERCIAL RISK STRATIFIERS | CLINICAL RESEARCH ORGANIZATONS | HEALTH SYSTEMS | INDIVIDUAL INVESTIGATORS | MULTI-OMICS PROVIDERS | PHARMA CLINICAL TRIALS | PHARMA DISCOVERY

somalogic
® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
13

SomaLogic Clinical

SomaLogic Clinical Diagnostic Market Positioning

SOMASIGNAL DIAGNOSTICS APPLIED ACROSS THE CONTINUUM



DIAGNOSTIC APPLICATIONS
$40B
EARLY DETECTION
PATIENT / POPULATION RISK STRATIFICATION
PROPRIETARY TEST DEVELOPMENT
RISK PREDICTION
DISEASE PROGRESSION
TREATMENT SELECTION / COMPANION DIAGNOSTICS / RESPONSE PREDICTION
MULTI-OMIC PRODUCT DEVELOPMENT

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
14

SomaLogic Clinical Case Study

SomaSignal Tests

SECONDARY CARDIOVASCULAR RISK EXAMPLE

- What is the risk of a second cardiovascular event in 4 years if there has been a previous event (no diagnostic test/algorithm currently exists)
- ~15,000 participants have been evaluated by this test in 7 different clinical human sample studies
- Performance exceeds any combination of traditional risk factors with 4-year AUCs 0.72-0.84
- Calibration excellent across studies even with 5x event-rate differences (event free survival (top), event rate (bottom)
- Geographically, racially and gender robust
  - Norway, US, Japan, multi-country… Men/Women/Black
  - Symptomatic, asymptomatic, heart failure +/-, elderly without known disease
- Sensitive to both increases and decreases of risk over time


100%
80%
60%
40%
Event-free survival (proportion)
0
1
2
3
4
Time (years after prediction)
"low" n=1677
"low-medium" n=4720
"medium-high" n=3064
"high" n=2148


100%
75%
50%
25%
0%
Observed 4-year event rate
25%
50%
75%
100%
Predicted 4-year event rate by risk category
Study
ARIC 65+
ARIC Validation
BASEL Primary
BASEL Secondary
EXSCEL Placebo
HUNT Validation
Combined Metacohort

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
15

SomaLogic Clinical

Clinical Pipeline: SomaSignal Tests

PIPELINE AND CURRENTLY AVAILABLE TESTS

KEY FOR TEST TYPE

- Health/Wellness
- Preventative Medical
- Disease Management

LAUNCHED Q4 2019

Preventative Medical:

- Glucose tolerance
- Liver fat
- Primary CV risk-4 year
- Secondary CV risk-4 year

Health/Wellness:

- Alcohol impact
- Body fat percentage
- Cardiorespiratory fitness/VO_2 max
- Lean body mass
- Resting energy rate
- Visceral fat

AVAILABLE 2020-2023

Disease Management:

- Cancer susceptibility (top 4)
- CHF prognosis
- CHF type
- Kidney disease prognosis
- NASH: 4 liver biopsy components
- Rule-out symptomatic coronary heart disease
- Statin adherence

Preventative Medical:

- Coronary artery calcium surrogate
- eGFR (kidney function)
- GLP-1 agonist response
- Glucose tolerance
- Liver fat
- Predict type II diabetes diagnosis with complications
- Primary CV risk-4 year
- Secondary CV risk-4 year

Health/Wellness:

- Alcohol impact
- Alzheimer's/dementia risk
- Biologic/functional age
- Body fat percentage
- Body weight trajectory
- Bone mineral mass
- Cardiorespiratory fitness/VO_2 max
- Cognitive function
- Healthspan
- Insulin sensitivity
- Lean body mass
- Lifespan
- Physical activity
- Resting energy rate
- Sleep quality
- Smoking status
- Social deprivation
- Visceral fat

AVAILABLE 2024+

Disease Management:

- Cancer early detection
- Cancer susceptibility (top 4)
- CHF therapy sensitivity
- Congestive heart failure prognosis
- Congestive heart failure type
- COPD risk/risk of progression
- Kidney disease prognosis
- NASH: 4 liver biopsy components
- Pulmonary function
- Rule-out symptomatic coronary heart disease
- Statin adherence

Preventative Medical:

- Cancer risk (top 15)
- Coronary artery calcium surrogate
- CV risk (all-comers multiple subtypes)
- eGFR (kidney function)
- GLP-1 agonist response
- Glucose tolerance
- Functional status/ability with aging
- Liver fat
- Predict type II diabetes diagnosis with complications
- Primary CV risk-4 year
- Secondary CV risk-4 year

Health/Wellness:

- Alcohol impact
- Alzheimer's/dementia risk
- Biologic/functional age
- Body fat percentage
- Body weight trajectory
- Bone mineral mass
- Cardiorespiratory fitness/VO_2 max
- Circadian cycle
- Cognitive function
- Cognitive trajectory
- Depression/mood with aging
- Diet change/hypertension correlation
- Frailty
- Grip strength with aging
- Healthspan
- Inflammatory load
- Insulin sensitivity
- Joint health
- Lean body mass
- Lifespan
- Mental stress
- Microbiome diversity
- Physical activity
- Reproductive health
- Resting energy rate
- Sleep quality
- Smoking status
- Social deprivation
- Visceral fat

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.

16

Financial Profile

2021 Revenue Results 18 ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. - 5.0 10.0 15.0 20.0 25.0 2020 2021 Revenue 1Q 2Q 3Q 2020 2021 2021 Y/Y Growth Quarter 1Q 2Q 3Q 1Q 2Q 3Q 1Q 2Q 3Q TOTAL REVENUE ($mm) 6.3 7.2 14.2 18.9 19.6 20.0 200% 172% 41%

Growth Strategy

Build, Buy, Partner: Expand Technology Stack & Distribution Channels Aggressively


ORGANIC
Internal R&D
Partnerships
Licenses/ Royalties
Test Development
Reagents
Diagnostic Partnerships
"Box"
More Deployable
Hardware
Reagents
Target Discovery
Large scale Assay
Partnerships
Proteo-Genomics
Discovery and
Clinical Products
10K Plex+
Expand Applications
Single Cell
Intracellular
Tech Trajectory
NGS
Alt Arrays
TBD


INORGANIC
Acquisitions
Partnerships
NextGen Platforms
Protein Seq
Added Data Services
Analytics
Biobank BI
NextGen Platforms
Protein Seq
TBD
TBD

STRATEGY

- "Double down" on first mover comprehensive commercial position
- Combination of partnerships, investments and acquisitions
  - Several partnerships are already initiated

© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 20

Experienced Leadership Roy SMYTHE Chief Executive Officer Melody HARRIS President and COO Nebojsa JANJIC Chief Scientific Officer Alan WILLIAMS Chief Development Officer Angela BAKKER - LEE EVP Healthcare Market Tracy HERVEY EVP Research & Discovery Market Manda MORRIS VP Finance Steve WILLIAMS Chief Medical Officer Jason CLEVELAND Chief Technology Officer TBD Chief Strategy Officer Shuan BLAKEMAN Chief Financial Officer ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 21

Board of Directors & Financial Partners

Charles M. LILLIS
Chairman
Co-Founder & Partner, LoneTree Capital

Roy SMYTHE
CEO, SomaLogic
Former CMO for Strategy & Partnerships, Royal Philips

Anne MARGULIES
Vice President & Chief Information Officer, Harvard University

Richard POST
Former President & CEO, Autobytel, Inc.

Eli CASDIN
Chief Investment Officer and Founder, Casdin Capital

Troy COX
Former CEO of Foundation Medicine and SVP of U.S. BioOncology for Genentech

Kevin CONROY
J.D.
Chairman and CEO of Exact Sciences

Stephen QUAKE
Ph.D.
Lee Otterson Professor of Bioengineering and Professor of Applied Physics at Stanford University

Bob BARCHI
M.D., Ph.D.
Former President of Rutgers University

Ted MEISEL
J.D.
Executive Founder of AVIA

AMGEN
FORESITE CAPITAL
T.RowePrice
CASDIN CAPITAL
INTERMOUNTAIN VENTURES
Redmile Group
NOVARTIS
JANUS
NEC
NEC Solution Innovators, Ltd.
FARALLON
Revelation Partners
Madryn
MAGNETAR CAPITAL
Boston Millennia Partners
MILLENNIUM
SOLEUS CAPITAL
ZIFF CAPITAL PARTNERS
Mossrock Capital
Blue Water Life Science Advisors
Monashee Investment

SomaLogic Is Uniquely Positioned ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. • A proprietary platform (technology, database, bioinformatics) and a first - mover advantage • Twenty years experience, and more than 500M total investment in technology • More evolutionarily advanced position (enablement and applications) than any other proteomics company • Market validated – many customers, established products, revenue and more of each assured • The global leader in protein measurement, at 4.5X all competitors – 7,000 current, on the way to 10,000 • The world’s largest clinical proteomics database with ~500,000 samples, ~1/2 with full clinical correlation • The market leader in protein bioinformatics – 1B protein measurements and 15M clinical data points • Twenty validated first - in - class protein pattern recognition diagnostic tests, and ~100 in development • Core measurement reagent is nucleic acid, with significant technology trajectory options • A very senior management team, with experience in healthcare, data, R&D, genomics and engineering 23

Visit our website : www.somalogic.com Contact us: investors@somalogic.com 24

Appendix ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 25

Health System Clinical Diagnostic Marker Progression

INVESTMENT IN COMMERCIAL INFRASTRUCTURE, NEW PRODUCT AND SERVICE OFFERINGS AND HEALTH SYSTEM PARTNERSHIPS


2020
2021
2022
2023
HEALTH SYSTEM PARTNERSHIPS
A
B
C
D
TBA
A
TBA
B
TBA
C
TBA
D
TBA
A
TBA
B
TBA
C
TBA
D

Benefits proof studies were initiated with 4 health systems.

CV Risk tests, others evaluated for health econ, subgroup applications (Ex: CV risk with chemo)

A subset of customers will become the first purchasers, and others will fast follow those, by convention.

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
26

The SomaLogic Platform



SomaSignal Research
SomaSignal Clinical
"SOMAMER" REAGENTS
SOMASCAN ASSAY
PROTEOMICS DATA PRODUCTS
SOMALOGIC PROTEOMICS DATABASE
SOMALOGIC BIOINFORMATICS EXPERTISE
SOMASIGNAL TESTS
data
data
Slow Off-Rate Modified("SOMAmer") Aptamers: proprietary protein-binding reagents
Incorporates ~7,000 (current) unique SOMAmer reagents to measure proteins in a single sample
World-Leading Biobanks Contracts and Access
Emerging Clinical Partnerships

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
27

SomaSignal Tests


SomaSignal Research
PROTEOMICS DATA PRODUCTS
data
data
SOMALOGIC PROTEOMICS DATABASE
SOMALOGIC BIOINFORMATICS EXPERTISE
SomaSignal Clinical
SOMASIGNAL TESTS
World-Leading Biobanks Contracts & Access
Emerging Clinical Partnerships

- First-in-class, only diagnostic tests using **protein pattern recognition**
- Machine learning models correlate patterns of protein expression to condition or disease from **thousands** measured each time
- Proteins chosen for each model (16 – 360) are chosen by the machine learning model, not by the literature medicine LETTERS

Plasma protein patterns as comprehensive indicators of health

Approach more akin to radiomics (e.g., system finds models humans cannot see) than traditional protein diagnostics

Nature Medicine (2019) – test development methodology

somalogic

© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.

28

Evolving the SomaScan Platform

MANY OPTIONS AVAILABLE AND IN MOTION FOR TECHNOLOGY TRAJECTORY

Either of these approaches will significantly lower assay COGS and increase margin on all products.



PRESENT
NGS
NEW ARRAY APPROACHES
COGS
MARGIN
DEPLOYED ASSAY ("BOX")
H'WARE & REAGENTS
24 MOS

The assay readout can be performed on alternative, less expensive arrays, or on NGS platforms (feasibility completed for both).

Within ~24 mos. either of these could be a part of a more modular deployed assay solution, adding on-premise hardware and reagents sales to current, primarily service model.

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.
29

SomaLogic
Clinical

SomaSignal Tests – First Clinical Products

LEVERAGING HIGH-PLEX MEASUREMENT, PROTEIN PATTERN RECOGNITION & MACHINE LEARNING

- All SomaSignal tests can be run from one sample (they are algorithms derived from one data source)
- Tests are repeatable and can measure change over time
- Will replace more invasive, more expensive & less convenient diagnostic approaches


Genomics
imaging
Wearables
Lab Tests
SomaSignal Tests
Predict Future Outcomes
Current Health Status Evaluation
Environment / Behavioral Impact
Sensitive To Change
Expertise / Expensive Equipment Needed
Poor ------------------ Good

somalogic

® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. 30

Data Perpetuates Innovative Healthcare Delivery Opportunities ® 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL. SomaScan Variety of high - quality data inputs: clinical trials, biobanks, clinical relationships Providing the raw material for development of SomaSignal tests Creating a significant spectrum of value and benefit for life science discovery and healthcare delivery 31

SomaLogic Clinical Case Study

SomaSignal NASH Panel

THE “LIQUID LIVER BIOPSY”

- The world’s only non-biopsy source of all 4 components of NASH and NAFLD
  - 4 independent models trained against biopsy and pathology read
  - NAS score sensitivity from .77 to .93, and sensitive to change
- Gold standard liver biopsy – clinical trials / diagnosis difficult due to risk, cost and aversion
- Imaging exists, but only suggests fibrosis
- Original test model - 3000 specimens from PIVENS, FLINT and large natural history studies
- Further validation by the LITMUS consortium (Liver Investigation: Testing Marker Utility in Steatohepatitis) where performance was #1 out of 20 tested biomarker / biomarker combinations.

SOMASIGNAL NASH PREDICTIONS RELATED TO BIOPSY RESULT
(VALIDATION DATASET)


FIBROSIS BIOPSY RESULT
STEATOSIS BIOPSY RESULT
INFLAMMATION BIOPSY RESULT
BALLOONING BIOPSY RESULT

somalogic

© 2021 SOMALOGIC, INC. ALL RIGHTS RESERVED. PROPRIETARY AND CONFIDENTIAL.